UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 26, 2026
Date of Report (date of earliest event reported)
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Innventure, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42303 (Commission File Number)	93-4440048 (I.R.S. Employer Identification Number)
6900 Tavistock Lakes Blvd, Suite 400 Orlando, Florida 32827
(Address of principal executive offices and zip code)
(321) 209-6787
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INV	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.
Departure of Chief Executive Officer
Effective as of October 1, 2026 (the “Effective Date”), Gregory W. Haskell, Chief Executive Officer of Innventure, Inc. (the “Company”), and a Class I director on the Company’s board of directors (the “Board”), will retire from his position as Chief Executive Officer and as a director. Mr. Haskell’s retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
To ensure a smooth transition, the Company and Mr. Haskell entered into a consulting agreement on June 26, 2026 (the “Consulting Agreement”) for Mr. Haskell to serve as an advisor to the Company beginning on the Effective Date and continuing until July 15, 2027. Pursuant to the Consulting Agreement, the sole consideration for Mr. Haskell’s services will be (a) reimbursement of the cost of premiums for the period from October 1, 2026 through April 30, 2027 associated with his election of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), as necessary to continue Mr. Haskell’s and his spouse’s health, dental, and vision coverage through COBRA at the coverage levels in effect immediately prior to his retirement and (b) the vesting of Mr. Haskell’s outstanding equity awards in the Company and Refinity Holdings, LLC (“Refinity”) through the end of the consulting term in accordance with their respective terms. The foregoing description of the Consulting Agreement is not complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Appointment of Chief Executive Officer
In connection with Mr. Haskell’s planned retirement, on June 26, 2026, the Board appointed Dr. William Grieco to serve as Chief Executive Officer of the Company, effective as of the Effective Date. Dr. Grieco was also appointed as a Class I director on the Board, effective as of the Effective Date.
Dr. Grieco, age 54, currently serves as the founding Chief Executive Officer of Refinity, one of the Company's operating companies and a Company subsidiary focused on commercializing technology that transforms plastic waste into valuable chemical intermediaries. He began serving in this role in December 2024. From January 2022 to December 2024, Dr. Grieco served as the Company’s Chief Technology Officer. From July 2018 to December 2021, Dr. Grieco was the Chief Executive Officer of The RAPID Manufacturing Institute®, an organization focused on driving the development and adoption of technologies. Earlier in his career, he held positions at various companies, including Owens Corning and Rohm and Haas Company. Dr. Grieco currently serves as a board member of Refinity and Accelsius Holdings, LLC. He earned a PhD and master’s degree from the Massachusetts Institute of Technology, and a bachelor’s degree from the Georgia Institute of Technology.
Pursuant to a letter agreement dated as of June 26, 2026, between Dr. Grieco and Innventure LLC, the Company’s wholly owned subsidiary (the “Employment Letter”), Dr. Grieco is entitled to receive (i) an annual base salary of $550,000, (ii) an annual cash bonus with a target bonus opportunity equal to 100% of the annual base salary (prorated for 2026), (iii) continued eligibility for a prorated bonus under the 2026 Refinity short-term incentive plan, and (iv) the grant of restricted stock units valued at $1,000,000 upon commencement of his employment on October 1, 2026, with one-third of such restricted stock units vesting on each of the first three anniversaries of the grant date, subject to continued employment. The Employment Letter also provides that Dr. Grieco will be eligible to receive an annual equity grant pursuant to the Company’s long-term incentive program, with the first such annual equity grant expected to be granted in April 2027, have a grant date value of $1,500,000 and consist of a mix of long-term equity compensation vehicles, as ultimately determined and recommended by the Board’s Compensation Committee and approved by the Board. The foregoing description of the Employment Letter is not complete and is qualified in its entirety by reference to the full text of the Employment Letter, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.
Further, in connection with Dr. Grieco’s appointment, Dr. Grieco will enter into the Company’s standard form indemnification agreement for executive officers and the Company’s standard form of employee restrictive covenant agreement.
Additional information about the benefit plans and programs described in this Item 5.02, and other plans and programs generally available to the Company’s executive officers, is included in the Company’s Definitive Proxy Statement for the 2026 annual meeting of its stockholders filed with the Securities and Exchange Commission on April 30, 2026.

Item 7.01 Regulation FD Disclosure.
On June 30, 2026, the Company issued a press release announcing the leadership transition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Consulting Agreement by and between Gregory W. Haskell and Innventure LLC, dated June 26, 2026
10.2	Employment Letter by and between William Grieco and Innventure LLC, dated June 26, 2026
99.1	Press Release of Innventure, Inc. dated June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNVENTURE, INC.

Date: June 30, 2026	By:	/s/ David Yablunosky
	Name:	David Yablunosky
	Title:	Chief Financial Officer